UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 3, 2005

FIRST MARINER BANCORP
(Exact name of Registrant as specified in Charter)

Maryland	000-21815	52-1834860
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

3301 Boston Street, Baltimore, MD 21224
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02 Unregistered Sales of Equity Securities

On May 3, 2005, Edwin F. Hale, Sr., the Chairman and Chief Executive Officer of First Mariner Bancorp (the “Company”), exercised warrants to purchase 408,839 shares of the Company’s common stock, par value $.05 per share, at an exercise price for $9.09 per share, for an aggregate consideration of $3,716,347. The warrants were issued on May 22, 1995 and August 1, 1995 in connection with the Company’s private placement offerings of shares of its common stock to the initial investors in the Company.

The common stock issued upon exercise of the warrants was offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemption provided by Section 4(2). The shares issued pursuant to this warrant exercise were registered for resale on a Registration Statement on Form S-3 (File No. 333-107670) filed with the Securities Exchange Commission and declared effective August 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: May 5, 2005	By:	/s/ Joseph A. Cicero
Joseph A. Cicero